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                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the

                         Securities Exchange Act of 1934



              Date of Report (Date of the earliest event reported)
                                  July 29, 1999


                       PLAY BY PLAY TOYS & NOVELTIES, INC.

             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            Texas                      0-26374               74-2623760
(State or other jurisdiction of      (Commission          (I.R.S. Employer
 incorporation or organization)      File Number)        Identification No.)


                                  4400 Tejasco

                            San Antonio, Texas 78218
              (Address of principal executive offices and zip code)


                                 (210) 829-4666
              (Registrant's telephone number, including area code)

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
 ITEM 5.             OTHER EVENTS

        On July 22, 1999, Play By Play Toys & Novelties, Inc. (the "Company") received the resignation of James F. Place from his position as a Director of the Company.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, this 29th day of July 1999.


                  PLAY BY PLAY TOYS & NOVELTIES, INC.

                                    By:  /S/ JOE M. GUERRA
                                         ---------------------------
                                             Joe M. Guerra
                                             CHIEF FINANCIAL OFFICER